                                                                   EXHIBIT 10.68

                              ENDORSEMENT NO. 16

                                    to the

                Reinsurance Agreements, dated as of
                December 30, 1986 (the "Agreements") entered into severally by and between THE AETNA CASUALTY AND SURETY COMPANY, FIREMAN'S FUND INSURANCE COMPANY, CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY (formerly Aetna Insurance Company), and THE CONTINENTAL INSURANCE COMPANY (collectively, the "Ceding Companies") respectively, and MBIA Inc. ("MBIA Inc.")

                                  WITNESSETH:

          WHEREAS, the Ceding Companies were participants in the following reinsurance agreements (collectively, the "Reinsurance Treaties") with Skandia America Reinsurance Corporation, New York, New York, as reinsurer ("Reinsurer"):

          (a) the Municipal Bond Variable Quota Share Reinsurance Agreement, as amended, which reinsures a portion of each Association member's participation in the municipal bond guaranty insurance provided by the Association, effective 12:01 A.M., December 1, 1978, through Midnight, November 30, 1982;

          (b) the Municipal Bond Quota Share and Surplus Reinsurance Agreement, as amended, which reinsures a portion of each Association member's participation in the municipal bond guaranty insurance provided by the Association, effective 12:01 A.M., December 1, 1982, through Midnight, November 30, 1983;

          (c) the Municipal Bond Quota Share and Surplus Reinsurance Agreement, as amended, which reinsures a portion of each Association member's participation in the municipal bond guaranty insurance provided by the Association, effective 12:01 A.M., December 1, 1983, through Midnight, November 30, 1984;

          (d) the Municipal Bond Quota Share and Surplus Reinsurance Agreement, as amended, which reinsures a portion of each Association member's participation in the municipal bond guaranty insurance provided by the Association, effective 12:01 A.M. December 1, 1984 through Midnight, April 30, 1987; and

                                     - 1 -
                              Endorsement No. 16
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          WHEREAS, by Addenda to the Termination Endorsement to  the
Reinsurance Treaties and with due consideration, each Ceding Company has agreed to recapture, and the Reinsurer has agreed to allow each Ceding Company to recapture as of Midnight, September 30, 1992, its respective share of one hundred percent (100%) of the Reinsurer's rights, liabilities, including run-off liabilities, and other obligations arising under the Reinsurance Treaties; and

          WHEREAS, the Covered Business (as defined in the Reinsurance Agreements dated as of December 30, 1986 (the "Agreements")) ceded to MBIA Inc. under the Agreements was net of cessions by the Association to third-party reinsurers under treaties as in effect at the Effective Time (as defined in the Agreements), regardless of subsequent amendment or termination thereof, and

          WHEREAS, by Reinsurance Assumption Agreements, dated as of December 30, 1986, the rights and the liabilities and other obligations of MBIA Inc. in the Agreements have, in their entirety, been assigned to and assumed by Municipal Bond Investors Assurance Corporation ("MBIA Corp.") in their entirety and the Ceding Companies have released MBIA Inc. from all obligations under the respective Agreements,

          NOW, THEREFORE, the undersigned hereby agree that, effective Midnight, September 30, 1992, Covered Business (as defined in the Agreements) is no longer net of the Ceding Companies' respective participations in one hundred percent (100%) of the cessions to the Reinsurer under the Reinsurance Treaties, and, in consideration thereof, each of the undersigned Ceding Companies will pay, and MBIA Corp. will accept, such

                                     - 2 -
                              Endorsement No. 16
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Ceding Company's share of $4,175,811 (representing the unearned premium reserve of $5,559,045, minus a $1,572,734 ceding commission, and plus a $189,500 contingent commission, calculated in accordance with statutory accounting practices).

          IN WITNESS WHEREOF, the parties hereto, by their respective duly authorized officers, have executed this Endorsement No. 16.

Agreed this 22 day of January, 1993
At: Hartford, Ct.
                   THE AETNA CASUALTY AND SURETY COMPANY

                   By: /s/
                      -------------------------------------

Agreed this    day of        , 1993
At:

                   FIREMAN'S FUND INSURANCE COMPANY

                   By:
                      -------------------------------------

Agreed this    day of        , 1993
At:
                   CIGNA PROPERTY AND CASUALTY INSURANCE
                   COMPANY (formerly AETNA INSURANCE COMPANY)

                   By:
                      -------------------------------------

Agreed this    day of        , 1993
At:
                   THE CONTINENTAL INSURANCE COMPANY

                   By:
                      -------------------------------------

Agreed this 5th day of February, 1993
At:

                   MUNICIPAL BOND INVESTORS ASSURANCE
                   CORPORATION

                   By: /s/ Judith C. Radash
                      -------------------------------------
By:


MBIA-16.SK

                                     - 3 -
                              Endorsement No. 16